                                             UAM Funds
                                             Funds for the Informed Investor/sm/



Heitman Real Estate Portfolio
Annual Report                                                  December 31, 1998













                                                      [LOGO OF UAM APPEARS HERE]

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Performance Comparison......................................................   4
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................   7
Statement of Operations.....................................................   8
Statement of Changes in Net Assets..........................................   9
Financial Highlights........................................................  10
Notes to Financial Statements...............................................  12
Report of Independent Accountants...........................................  18

--------------------------------------------------------------------------------

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------

February 3, 1999

Dear Shareholder:

PERFORMANCE
Since their peak during the 4th quarter of 1997, Real Estate Investment Trusts (REITs) and other real estate operating companies have shown disappointing results, many falling well short of the broader market. For the one-year period ending December 31, 1998, the Wilshire Real Estate Securities Index (WRESI) was down 17.4%, while the S&P 500 Index (S&P) was up a breathtaking 28.6%. To place these returns in longer-term context, the WRESI five-year returns for the period ending December 31, 1998 were 9.36% compared to the S&P at 24.05%. The performance of the Heitman Real Estate Portfolio (the "Portfolio") for the first six months of 1998 was -6.05% for the Institutional Class, and -6.35% at net asset value and -10.80%(/1/) at public offering price for the Advisor Class. The following table compares the Portfolio's performance versus the indices for the period ending December 31, 1998.

Average Annual Total Returns

                                       Advisor Class  Advisor Class      Wilshire
                         Institutional   Net Asset   Public Offering   Real Estate
                             Class         Value        Price(1)     Securities Index S&P 500
                         ------------- ------------- --------------- ---------------- -------
3/13/89(2) - 12/31/98         8.33%          n/a            n/a             4.52%      18.77%
5/15/95(3) - 12/31/98          n/a         13.46%         11.95%           11.05%      29.28%
5 Years Ending 12/31/98      10.14%          n/a            n/a             9.36%      24.05%
3 Years Ending 12/31/98      12.39%        11.82%         10.02%           10.63%      28.23%
1 Year Ending 12/31/98      -15.12%       -15.54%        -19.55%          -17.43%      28.60%
Quarter Ending 12/31/98      -0.73%        -0.87%         -5.58%           -0.95%      21.28%

-----------
(1) Reflects the deduction of the maximum 4.75% sales charge and assumes reinvestment of all dividends at net asset value.
(2) Inception date of Institutional Class.
(3) Inception date of Advisor Class. Index comparisons begin on 4/30/95.

For those who focus on sectors, only manufactured housing and strip retail posted positive returns in 1998. Hotels were by far the biggest decliners, falling an astonishing 45.6%, including -9.1% during the fourth quarter. The office sector declined 18.0% during 1998, but the fourth quarter may represent a turning point in this sector. After four consecutive quarters of negative returns, the office sector posted a 2.5% gain in the fourth quarter. The self-storage, regional mall, apartment and industrial sectors suffered less than office and hotel during the year.

The significant decrease in the performance of REITs and real estate operating companies from 1996 and 1997 levels has principally been the result of contraction in multiples as opposed to a deterioration in earnings. Cash Available for Distribution (CAD) multiples grew to more than 13x forward earnings in 1997, and have recently dropped closer to 10x on 1999 expected earnings. We expect multiples to stabilize in the 10x to 11x range over the near term. This contraction in multiples can be partially explained by comparing trends in recent, current and

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------

estimated earnings growth. Year over year average company growth in FFO (Funds from Operations) in 1997 was 11.1%, and estimated growth for 1998 is expected to exceed 15%. In 1999 we estimate growth will move back closer to 11%. We believe the market is reacting to this respectable, but lower, growth rate by pricing REITs at a lower multiple.

REAL ESTATE MARKET
Our view is that the real estate markets remain quite healthy, stabilizing after the substantial recovery of the post-1992 period. In the apartment sector, for example, we see conditions generally healthy, with rent growth exceeding inflation across local markets. Vacancies remain in the 4% to 5% area for institutionally-held apartments. For the office sector we expect net absorption in the 50 largest markets to exceed 75 million square feet in 1998, more than overshadowing the expected 60 million square feet of new construction. Vacancies remain at the lowest level in almost two decades at about 9%. For industrial properties the national vacancy rate is now less than 8%, and new construction in 1998 is actually expected to be less than in 1997. Higher quality regional malls and neighborhood/community shopping centers also are enjoying increased rents, however lower quality mall and power centers are showing pockets of weakness.

MARKET CAPITALIZATION
Market capitalization of the WRESI decreased for the first time in its recent history, reflective of the downturn in market performance and the absence of new initial public offerings. Consolidation continues to characterize the market, and we expect more mergers during the course of 1999. Growth in market capitalization is expected to accelerate in 1999, reflective of the larger trend of commercial property ownership in the United States gradually changing from private entities to public companies. We expect this transition to accelerate again when REIT prices rise, resulting in a more competitive cost of capital for REITs and other real estate operating companies.

OUTLOOK
We believe the best place to begin a discussion of REITs in 1999 is with dividend yield. As of January 27, 1999, the weighted average yield on stocks in the Wilshire REIT Index (WREIT) is 7.1%. To put this in historical perspective, with the 10-year treasury around 4.7%, REITs are trading at their highest premium of this decade. Relative to alternative investments, REITs stack up well from an income (dividend) point of view. During 1998 REIT yields exceeded yields on the S&P Utility Index by an average of 175 basis points, approaching the highest spread in the modern REIT era, while the spread versus the S&P 500 averaged 441 basis points. Currently the yield on the WRESI is 279 basis points ahead of the yield on the S&P Utilities Index.

We also believe the fundamentals of the companies in our universe will continue to remain strong, although the rate of earnings growth will not be as strong going forward as we are experiencing in 1998. Disclosure of public real estate companies, coupled with an abundance of data available to the investor will have the effect of dampening real estate cycles going forward. As Adviser to the Portfolio we will

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

continue to maintain a cautious eye for companies which no longer meet our expectations for stable growth in cash flow per share. At the same time, we will continue to remain loyal to our value style which we interpret as growth at a reasonable price (GARP).

Sincerely,


/s/ Dean A. Sotter          /s/ Timothy J. Pire        /s/ Randy Newsome
Dean A. Sotter              Timothy J. Pire, CFA
Portfolio Manager           Portfolio Manager          Randy Newsome
                                                       Portfolio Manager


    The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The
     Portfolio's performance assumes the reinvestment of all dividends and distributions.
  There are no assurances that the Portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 The Portfolio's holdings are subject to change because it is actively managed.
    Portfolio changes should not be considered recommendations for action by individual investors.

                  Definition of the Comparative Index/Indices
                  -------------------------------------------

The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

The Wilshire REIT Index includes 112 REITs but excludes 7 real estate operating companies that are included in the Wilshire Real Estate Securities Index.

The S&P 500 is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The S&P Utilities is a market capitalization weighted index of stocks used to measure the performance of the utility sector. At the end of 1998 the index contained 39 companies with a market capitalization over $280 billion.

    The comparative index assumes reinvestment of dividends and, unlike the Portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index' return, the performance would have been lower.
           Please note that one cannot invest in an unmanaged index.

UAM FUND                                           HEITMANSREAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

      GROWTH OF A $10,000 INVESTMENT COMPARED TO THE WILSHIRE REAL ESTATE
                      SECURITIES INDEX AND S&P 500 INDEX.

--------------------------------------------------------------------------------
                         AVEARAGE ANNUAL TOTAL RETURN*
                        FOR PERIOD ENDED DECEMBER 31st
--------------------------------------------------------------------------------
Institutional Class Shares                       Advisor Class Shares+
--------------------------------------------------------------------------------
                           Since Inception                  Since Inception
 1 Year       5 Year          (3/13/89)           1 Year       (5/15/95)
--------------------------------------------------------------------------------
(15.12)%      10.14%            8.33%            (15.54)%        13.46%
--------------------------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]


                Heitman Real EstatWilshire Real E S&P 500 Index

3/13/89*       10000          10000          10000
  1989         10481          10665          12030
  1990          7743           6963          10917
  1991          9256           7822          14319
  1992         10598           7999          15904
  1993         14599          10620          17970
  1994         13837          10045          18630
  1995         15444          11386          25625
  1996         21323          15585          31506
  1997         25827          18670          42016
  1998         21922          15416          54033

                        Periods ended on December 31st

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* If the Adviser and/or Portfolio service providers had not waived expenses, the Portfolio's total return would have been lower.
+ The graph presents the performance of the Institutional Class shares. The performance of the Advisor Class shares will vary based upon the different inception date and fees (including 12b-1 fees and sales load) assessed to that class. The Advisor Class shares' performance also reflects the deduction of the maximum 4.75% sales charge.

UAM FUNDS                                   HEITMAN REAL ESTATE PORTFOLIO
                                            DECEMBER 31, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS -- 82.3%

                                                      NAREIT (b)
                                                    Classification
                                            Shares   (Unaudited)      Value+
                                            ------- -------------- ------------
  Amil Residential Properties Trust........  53,100     Equity     $  1,181,475
  Archstone Communities Trust.............. 215,120     Equity        4,356,180
  Arden Realty, Inc........................ 135,800     Equity        3,148,862
  Avalonbay Communities, Inc...............  32,900     Equity        1,126,825
  Bedford Property Investors, Inc.......... 263,600     Equity        4,448,250
  BRE Properties, Inc., Class A............  42,200     Equity        1,044,450
  *Cadillac Fairview Corp.................. 105,500     Equity        1,971,531
  CenterPoint Properties Corp..............  46,200     Equity        1,562,137
  Centertrust Retail Properties, Inc....... 327,600     Equity        4,013,100
  Chelsea GCA Realty, Inc..................  55,293     Equity        1,969,813
  Developers Diversified Realty Corp....... 172,960     Equity        3,070,040
  Duke Realty Investments, Inc.............  39,900     Equity          927,675
  Equity Office Properties Trust........... 132,200     Equity        3,172,800
  Eastgroup Properties..................... 103,818     Equity        1,914,144
  Equity Residential Properties Trust...... 134,266     Equity        5,429,381
  Essex Property Trust, Inc................ 140,052     Equity        4,166,547
  *Excel Legacy Corp....................... 431,845     Equity        1,727,380
  First Washington Realty Trust............  95,800     Equity        2,269,263
  Kilroy Realty Corp....................... 154,800     Equity        3,560,400
  Kimco Realty Corp........................  67,800     Equity        2,690,813
  Mack-Cali Realty Corp.................... 185,800     Equity        5,736,575
  Meridian Industrial Trust, Inc........... 141,100     Equity        3,315,850
  New Plan Excel Realty Trust.............. 169,400     Equity        3,758,563
  Pan Pacific Retail Properties, Inc.......  98,000     Equity        1,953,875
  Parkway Properties, Inc.................. 143,100     Equity        4,471,875
  Philips International Realty Corp........ 181,800     Equity        2,795,175
  Prentiss Properties Trust................  91,100     Equity        2,032,669
  PS Business Parks, Inc...................  56,400     Equity        1,346,550
  Public Storage, Inc......................  87,300     Equity        2,362,556
  Regency Realty Corp......................  53,500     Equity        1,190,375
  *Security Capital Group, Inc., Class B... 255,200     Equity        3,461,150
  Simon Property Group, Inc................  31,200     Equity          889,200
  Sovran Self Storage, Inc.................  72,600     Equity        1,824,075
  Storage Trust Realty.....................  57,000     Equity        1,332,375
  Taubman Centers, Inc.....................  82,900     Equity        1,139,875
  Tower Realty Trust, Inc.................. 342,300     Equity        6,888,788
  Trizec Hahn Corp......................... 191,700     Equity        3,929,850
  Weeks Corp...............................  66,300     Equity        1,868,831
                                                                   ------------
  TOTAL COMMON STOCKS (Cost $99,593,030)..........................  104,049,273
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 HEITMAN REAL ESTATE PORTFOLIO
                                          DECEMBER 31, 1998
--------------------------------------------------------------------------------

 PREFERRED STOCKS -- 14.2%

                                                      NAREIT (b)
                                                    Classification
                                           Shares    (Unaudited)      Value+
                                         ---------- -------------- ------------
  Equity Office Properties Trust,
   8.98%, Series A.....................      80,300     Equity     $  2,047,650
  Health Care Property Investors, Inc.,
   7.875%, Series A....................     134,400     Equity        3,225,600
  Highwoods Properties, Inc., 8.00%,
   Series B............................     122,700     Equity        3,029,156
  ProLogis Trust, 8.54%, Series C......      24,670     Equity        1,153,569
  ProLogis Trust, 7.92%, Series D......      12,500     Equity          307,813
  Taubman Center, Inc., 8.30%, Series
   A...................................     153,900     Equity        3,385,800
  Vornado Realty Trust, 6.50%, Series
   A...................................      99,400     Equity        4,820,900
                                                                   ------------
  TOTAL PREFERRED STOCKS (Cost $18,340,565)......................    17,970,488
                                                                   ------------
 RIGHT -- 0.0%
                                           Shares                     Value+
                                         ----------                ------------
  *Essex Property Trust, Inc. expiring
   11/11/08............................     140,052                         --
  TOTAL RIGHTS (Cost $0)...............                                     --
 SHORT TERM INVESTMENT -- 3.9%
                                            Face
                                           Amount
                                         ----------
 REPURCHASE AGREEMENT
  Chase Securities, Inc. 4.25%, dated
   12/31/98, due 01/04/99, to be
   repurchased at $4,939,331,
   collateralized by $4,677,203 of
   various U.S. Treasury Notes, 5.250%-
   8.000%, due 12/31/00-12/31/02,
   valued at $4,940,457 (Cost
   $4,937,000).........................  $4,937,000                $  4,937,000
                                                                   ------------
  TOTAL INVESTMENTS -- 100.4% (Cost
   $122,870,595) (a)...................                             126,956,761
                                                                   ------------
  OTHER ASSETS AND LIABILITIES (NET) --
    (0.4%).............................                                (573,939)
                                                                   ------------
  NET ASSETS -- 100.0%.................                            $126,382,822
                                                                   ============

  *   See Note A to Financial Statements.
  +   Non-income producing security
(a) The cost for federal income tax purposes was $123,273,348. At December 31, 1998, net unrealized appreciation for all securities based on tax cost was $3,683,413. This consisted of aggregate gross unrealized appreciation for all securities of $8,297,900 and aggregate gross unrealized depreciation for all securities of $4,614,487.
(b)   NAREIT -- National Association of Real Estate Investment Trusts

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                     DECEMBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost.............................................. $122,870,595
                                                                   ============
Investments, at Value.............................................  126,956,761
Cash..............................................................          984
Receivable for Investments Sold...................................       40,303
Dividends Receivable..............................................    1,026,802
Interest Receivable...............................................          583
Receivable for Portfolio Shares Sold..............................      389,159
Other Assets......................................................        2,772
                                                                   ------------
 Total Assets.....................................................  128,417,364
                                                                   ------------
Liabilities
Payable for Investments Purchased.................................    1,167,962
Payable for Investment Advisory Fees -- Note B....................       77,357
Payable for Administrative Fees -- Note C.........................       21,072
Payable for Portfolio Shares Redeemed.............................      600,730
Payable for Trustee Fees -- Note F................................          969
Other Liabilities.................................................      166,452
                                                                   ------------
 Total Liabilities................................................    2,034,542
                                                                   ------------
Net Assets........................................................ $126,382,822
                                                                   ============
Net Assets Consist of:
Paid in Capital................................................... $124,599,033
Accumulated Net Realized Loss.....................................   (2,302,377)
Unrealized Appreciation...........................................    4,086,166
                                                                   ------------
Net Assets........................................................ $126,382,822
                                                                   ============
Institutional Class Shares
Net Assets........................................................ $ 79,717,339
Shares Issued and Outstanding+....................................    9,245,571
Net Asset Value, Offering, and Redemption Price Per Share.........        $8.62
                                                                          =====
Advisor Class Shares
Net Assets........................................................ $ 46,665,483
Shares Issued and Outstanding+....................................    5,412,355
Net Asset Value, and Redemption Price Per Share...................        $8.62
                                                                          =====
Offering price Per Share ($8.62/.9525)............................        $9.05
                                                                          =====

+ Unlimited Number of Shares Authorized
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                     YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends........................................................ $  6,655,957
Interest.........................................................      649,714
                                                                  ------------
 Total Income....................................................    7,305,671
                                                                  ------------
Expenses
Investment Advisory Fees -- Note B...............................    1,185,717
Administration Fees -- Note C....................................      260,996
Custodian Fees -- Note D.........................................       27,960
Distribution Fees -- Note E......................................      173,096
Shareholder Servicing Fees -- Note E.............................      173,096
Trustees' Fees -- Note F.........................................       29,805
Transfer Agent Fees..............................................      133,405
Insurance Expense................................................      112,915
Legal Fees.......................................................       97,944
Printing Fees....................................................       73,908
Other Expenses...................................................       55,601
Registration and Filing Fees.....................................       40,263
Audit Fees.......................................................       26,950
                                                                  ------------
 Total Expenses..................................................    2,391,656
                                                                  ------------
Net Investment Income............................................    4,914,015
                                                                  ------------
Net Realized Loss on Investments.................................   (1,119,614)
Net Change in Unrealized Appreciation/Depreciation on
 Investments.....................................................  (32,818,271)
                                                                  ------------
Net Loss on Investments..........................................  (33,937,885)
                                                                  ------------
Net Decrease in Net Assets Resulting From Operations............. $(29,023,870)
                                                                  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended    Year Ended
                                                      December 31,  December 31,
                                                          1998          1997
                                                      ------------  ------------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income..............................  $  4,914,015  $  7,297,226
 Net Realized Gain (Loss)...........................    (1,119,614)   41,132,067
 Net Change in Unrealized
  Appreciation/Depreciation.........................   (32,818,271)   (7,817,181)
                                                      ------------  ------------
  Net Increase (Decrease) in Net Assets Resulting
   From Operations..................................   (29,023,870)   40,612,112
                                                      ------------  ------------
Distributions:
 Net Investment Income:
 Institutional Class................................    (2,991,800)   (4,846,923)
 Advisor Class......................................    (1,920,451)   (2,450,303)
 In Excess of Net Investment Income:
 Institutional Class................................           --       (579,274)
 Advisor Class......................................           --       (292,845)
 Net Realized Gain:
 Institutional Class................................           --    (26,273,187)
 Advisor Class......................................           --    (15,427,731)
                                                      ------------  ------------
  Total Distributions...............................    (4,912,251)  (49,870,263)
                                                      ------------  ------------
Capital Share Transactions: (1)
 Institutional Class:
 Issued.............................................    25,351,539    37,287,687
 In Lieu of Cash Distributions......................     1,228,296    12,987,988
 Redeemed...........................................   (62,055,189)  (39,743,768)
                                                      ------------  ------------
  Net Increase (Decrease) from Institutional Class
   Shares...........................................   (35,475,354)   10,531,907
                                                      ------------  ------------
 Advisor Class:
 Issued.............................................    17,255,816    66,177,339
 In Lieu of Cash Distributions......................     1,783,126    16,880,394
 Redeemed...........................................   (43,212,483)  (73,443,317)
                                                      ------------  ------------
  Net Increase (Decrease) from Advisor Class
   Shares...........................................   (24,173,541)    9,614,416
                                                      ------------  ------------
  Net Increase (Decrease) from Capital Share
   Transactions.....................................   (59,648,895)   20,146,323
                                                      ------------  ------------
  Total Increase (Decrease).........................   (93,585,016)   10,888,172
Net Assets:
 Beginning of Period................................   219,967,838   209,079,666
                                                      ------------  ------------
 End of Period (including undistributed net
  investment income of $0 and $0, respectively).....  $126,382,822  $219,967,838
                                                      ============  ============
(1)Shares Issued and Redeemed:
 Institutional Class:
 Issued.............................................     2,780,776     3,286,040
 In Lieu of Cash Distributions......................       130,019     1,240,228
 Redeemed...........................................    (6,508,467)   (3,473,055)
                                                      ------------  ------------
  Net Increase (Decrease) in Institutional Class
   Shares...........................................    (3,597,672)    1,053,213
                                                      ------------  ------------
 Advisor Class:
 Issued.............................................     1,747,978     5,824,983
 In Lieu of Cash Distributions......................       189,561     1,613,411
 Redeemed...........................................    (4,639,720)   (6,592,740)
                                                      ------------  ------------
  Net Increase (Decrease) from Advisor Class
   Shares...........................................    (2,702,181)      845,654
                                                      ------------  ------------
  Net Increase (Decrease) in Capital Shares.........    (6,299,853)    1,898,867
                                                      ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                           Institutional Class Shares
                          -----------------------------------------------------------------
                                                                 Three-Month   Fiscal Year
                              Years Ended December 31,           Period Ended     Ended
                          -------------------------------------  December 31, September 30,
                           1998       1997      1996     1995        1994         1994
                          -------   --------  --------  -------  ------------ -------------
Net Asset Value,
 Beginning of Period....  $ 10.49   $  10.96  $   8.65  $  8.30    $   9.23     $  10.95
                          -------   --------  --------  -------    --------     --------
Income From Investment
 Operations
 Net Investment Income..     0.32       0.40      0.37     0.33        0.10         0.32
 Net Realized and
  Unrealized Gain
  (Loss)................    (1.88)      1.82      2.82     0.53       (0.05)       (0.92)
                          -------   --------  --------  -------    --------     --------
 Total from Investment
  Operations............    (1.56)      2.22      3.19     0.86        0.05        (0.60)
                          -------   --------  --------  -------    --------     --------
Distributions
 Net Investment Income..    (0.31)     (0.40)    (0.37)   (0.33)      (0.10)       (0.31)
 In Excess of Net
  Investment Income.....      --       (0.05)    (0.10)     --          --           --
 Net Realized Gain......      --       (2.24)    (0.41)     --        (0.77)       (0.67)
 Tax Return of Capital
  (a)...................      --         --        --     (0.18)      (0.11)       (0.14)
                          -------   --------  --------  -------    --------     --------
 Total Distributions....    (0.31)     (2.69)    (0.88)   (0.51)      (0.98)       (1.12)
                          -------   --------  --------  -------    --------     --------
Net Asset Value, End of
 Period.................  $  8.62   $  10.49  $  10.96  $  8.65    $   8.30     $   9.23
                          =======   ========  ========  =======    ========     ========
Total Return............   (15.12)%    21.12%    38.06%   10.87%       0.65%       (5.22)%
                          =======   ========  ========  =======    ========     ========
Ratios/Supplemental Data
Net Assets, End of
 Period (Thousands).....  $79,717   $134,746  $129,275  $95,692    $105,569     $116,268
Ratio of Expenses to
 Average Net Assets.....     1.22%      1.09%     1.23%    1.29%       1.28%*       1.22%
Ratio of Net Investment
 Income to Average Net
 Assets.................     3.14%      3.57%     4.09%    3.97%       4.35%*       2.87%
Portfolio Turnover
 Rate...................       80%        90%       60%      65%         38%*         90%

 *
 Annualized
(a)
 Historically, the Portfolio has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                             Advisor Class Shares
                                   ---------------------------------------------
                                    Years Ended December
                                             31,
                                   --------------------------  May 15, 1995+ to
                                    1998      1997     1996    December 31, 1995
                                   -------   -------  -------  -----------------
Net Asset Value, Beginning of
 Period..........................  $ 10.50   $ 10.98  $  8.67       $ 8.00
                                   -------   -------  -------       ------
Income From Investment Operations
 Net Investment Income...........     0.25      0.35     0.31         0.23
 Net Realized and Unrealized Gain
  (Loss).........................    (1.86)     1.80     2.84         0.80
                                   -------   -------  -------       ------
 Total from Investment
  Operations.....................    (1.61)     2.15     3.15         1.03
                                   -------   -------  -------       ------
Distributions
 Net Investment Income...........    (0.27)    (0.35)   (0.31)       (0.23)
 In Excess of Net Investment
  Income.........................      --      (0.04)   (0.12)         --
 Net Realized Gain...............      --      (2.24)   (0.41)         --
 Tax Return of Capital (a).......      --        --       --         (0.13)
                                   -------   -------  -------       ------
 Total Distributions.............    (0.27)    (2.63)   (0.84)       (0.36)
                                   -------   -------  -------       ------
Net Asset Value, End of Period...  $  8.62   $ 10.50  $ 10.98       $ 8.67
                                   =======   =======  =======       ======
Total Return (b).................   (15.54)%   20.44%   37.44%       13.19%
                                   =======   =======  =======       ======
Ratios/Supplemental Data
Net Assets, End of Period
 (Thousands).....................  $46,665   $85,222  $79,805       $5,520
Ratio of Expenses to Average Net
 Assets..........................     1.73%     1.59%    1.73%        1.99%*(c)
Ratio of Net Investment Income to
 Average Net Assets..............     2.65%     3.14%    3.91%        4.27%*(c)
Portfolio Turnover Rate..........       80%       90%      60%          65%*

  * Annualized
  + Initial Offering of Advisor Shares
(a) Historically, the Portfolio has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.
(b) This result does not include the sales charge. If the charge had been included, the return would have been lower.
(c) During 1995, the Advisor agreed to reimburse a portion of the Advisor Shares' expenses. Without reimbursement, the expense ratio would have been 5.34% and the ratio of net investment income to average net assets would have been 0.92%.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Heitman Real Estate Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At December 31, 1998, the UAM Funds were comprised of forty-six active portfolios. The information presented in these financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares--Institutional Class Shares and Advisor Class Shares. Both classes of shares have identical voting rights (except Advisor Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The Portfolio's investment objective is to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business.

  On July 1, 1998, the Portfolio, a newly established portfolio of UAM Funds Trust, acquired the assets and certain liabilities of the Heitman Real Estate Fund, a series of Heitman Securities Trust (the "Trust"), pursuant to a plan of reorganization approved by its shareholders. The acquisition was accompanied by a tax-free exchange of shares of the Portfolio in an amount equal to the outstanding shares of the Trust. The financial statements of the Portfolio reflect the historical financial results of the Trust prior to the reorganization.

  Because the Portfolio may invest a substantial portion of its assets in REITs, the Portfolio may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------

statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the average between the last reported bid and the last reported offer prices quoted on such day. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.
    2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue
  Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.
    3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying security ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.
    4. Distributions to Shareholders: The Portfolio will normally distribute all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to shareholders may include a

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------

  return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to taxation.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the recognition of gains and losses on securities and permanent differences such as the gain (loss) on in-kind redemptions and return of capital adjustments on REIT distributions.
    Permanent book and tax basis differences resulted in reclassifications for the year ended December 31, 1998, as follows, an increase in paid in capital of $993,848, an increase in accumulated net realized loss of $992,084, and a decrease in accumulated net investment income of $1,764.
    Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income (loss) per share in the financial highlights.
    5. Other: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. Advisory Services: Under the terms of an investment advisory agreement, Heitman/PRA Securities Advisors, Inc. (the "Adviser"), an indirect wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the first $100 million of daily average net assets and 0.65% of daily average net assets in excess of $100 million.

  C. Administration Services: Prior to March 1, 1998, Rodney Square Management Corporation ("Rodney Square"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------

Trust Corporation, a publicly held bank holding company, provided accounting, administration, dividend disbursing, shareholder servicing, and transfer agent services to the Portfolio. For accounting services provided, the Portfolio paid an annual fee of $75,000, plus an amount equal to 0.02% of the Portfolio's average daily net assets in excess of $100 million, plus any out-of-pocket expenses. For administrative services provided, Rodney Square received a monthly administration fee from the Portfolio at an annual rate of 0.10% of the Portfolio's average daily net assets, plus any out-of-pocket expenses. For the year ended December 31, 1998, Rodney Square received $20,941 for its services as administrator.

  Effective March 1, 1998 UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, assumed administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under an existing agreement with the UAM Funds. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including, but not limited to, administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, the Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.06% per annum of the average daily net assets of the Portfolio which is retained by the Administrator.
  --a sub-administration fee ("the Sub-Administration Fee") which the Administrator in turn pays to CGFSC on a monthly basis, calculated as 0.19% of the first $200 million of the combined aggregate net assets of the UAM Funds; plus 0.11% of the next $800 million of the combined aggregate net assets of the UAM Funds; plus 0.07% of the next $2 billion of the combined aggregate net assets of the UAM Funds; plus 0.05% of the combined aggregate net assets of the UAM Funds in excess of $3 billion. The Sub-Administration Fee is allocated among the portfolios of the UAM Funds on the basis of their relative net assets and is subject to a graduated minimum fee schedule per portfolio, which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares the minimum annual fee increases to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement,

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------

the Sub-Administration Fee paid by the Portfolio to the Administrator and in turn paid to CGFSC is calculated as a base fee per Portfolio of $52,500 annually plus $7,500 annually for each additional class of shares; plus 0.039% of the net assets of the Portfolio.

  For the year ended December 31, 1998, UAM Funds Services, Inc. earned $240,055 from the Portfolio as Administrator of which $129,292 was paid to CGFSC for its services as Sub-Administrator.

  Also, effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc., an affiliate of UAM. The Portfolio pays dividend disbursing, transfer agent and shareholder servicing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Services Center, Inc., as appropriate. For the year ended December 31, 1998, the Portfolio incurred $15,672 in shareholder servicing fees with UAM Shareholder Services Center, Inc. This fee is based on the number of classes and shareholder accounts.

  D. Custodian: Prior to March 1, 1998, Wilmington Trust Company served as custodian for the Portfolio's assets. Effective March 1, 1998, the Chase Manhattan Bank now serves as custodian for the Portfolio's assets and the assets are held in accordance with the custodian agreement.

  E. Distribution Services: UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, distributes the Institutional class shares of the Portfolio. UAM Fund Distributors, Inc. does not receive any fee or other compensation with respect to the Portfolio.

  The Portfolio has adopted a Distribution Plan for the Advisor Class Shares in accordance with Rule 12b-1 under the 1940 Act. Under the provisions of the Distribution Plan, the Portfolio makes payments to ACG Capital Corporation, the distributor for the Advisor Class Shares ("ACG" or the "Distributor"), at an annual rate of 0.25% of the daily net assets of Advisor Class Shares of the Portfolio, as a distribution fee. The distribution fees are used by the Distributor to finance activities primarily intended to result in the sale of Advisor Class Shares of the Portfolio.

  The Portfolio has also adopted a Shareholder Servicing Plan for the Advisor Class Shares. Pursuant to the Shareholder Servicing Plan, the Trust contracts with service organizations to provide a variety of shareholder services, such as maintaining shareholder accounts and records, answering inquiries regarding the Portfolio, and processing purchase and redemption orders. The Portfolio pays fees

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------

to the Distributor which are then paid to the service organizations in amounts up to an annual rate of 0.25% of the daily net asset value of Advisor Class Shares owned by shareholders with whom the service organization has a servicing relationship.

  Under the Plans, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.50% of the Portfolio's net assets without first obtaining shareholder approval.

  F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  G. Purchases and Sales: For the year ended December 31, 1998, the Portfolio made purchases of $124,468,513 and sales of $174,280,588 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  H. In-Kind Transactions: For the year ended December 31, 1998 the Portfolio realized gains of $992,084 from in-kind redemptions.

  I. Other: At December 31, 1998, 53% of total Institutional Class Shares outstanding were held by 2 record Shareholders owning 10% or greater of the aggregate total Institutional Class Shares outstanding and 40% of total Advisor Class Shares were held by 2 record shareholders owning 10% or greater of the aggregate total Advisor Class Shares outstanding.

  At December 31, 1998, the Portfolio had available a capital loss carryover for Federal Income tax purposes of approximately $1,616,313 which will expire on December 31, 2006.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Heitman Real Estate Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heitman Real Estate Portfolio (the "Portfolio"), a Portfolio of the UAM Funds Trust, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 4, 1999

-------------------------------------------------------------------------------

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer                        William H. Park
Trustee, President and Chairman         Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Trustee                                 Secretary


Nancy J. Dunn                           Gary L. French
Trustee                                 Treasurer


Philip D. English                       Robert R. Flaherty
Trustee                                 Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Trustee                                 Assistant Treasurer


James P. Pappas                         Michelle Azrialy
Trustee                                 Assistant Secretary

Peter M. Whitman, Jr.
Trustee
--------------------------------------------------------------------------------
UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Heitman/PRA Securities Advisors, Inc.
180 North La Salle Street
Chicago, IL 60601

Distributor -- Institutional Class Shares
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

Distributor -- Advisor Class Shares
ACG Capital Corporation
1661 Tice Valley Boulevard
Walnut Creek, CA 94595
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.